SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                    September 28, 2000 (September 28, 2000)


                        STATE AUTO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                    0-19289                       31-1324304
      ----                    -------                       ----------
(State or other             (Commission                   (IRS Employer
jurisdiction of             File Number)                  Identification No.)
incorporation)


518 East Broad Street, Columbus, Ohio                      43215-3976
-------------------------------------                      ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (614) 464-5000


                                   No Change
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.           Other Events.
-------           -------------

     The information contained in the press release filed as Exhibit 99 is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
-------           ----------------------------------

                  (c)      Exhibits.

Exhibit
No.               Description of Exhibit
-------           ----------------------

99                Press release issued September 28, 2000.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STATE AUTO FINANCIAL CORPORATION



Date:  September 28, 2000                   By /s/ Robert L. Bailey
                                            -----------------------------------
                                               Robert L. Bailey, Chairman

                                  EXHIBIT INDEX


Exhibit
No.               Description of Exhibit
-------           ----------------------

99                Press release issued September 28, 2000.

                                   EXHIBIT 99

Contact:  James E. Duemey, CFA
Vice President
Manager of Investor Relations
(614) 464-5373

               STATE AUTO FINANCIAL CORPORATION EXPECTS STORMS AND
                         LARGE LOSSES TO IMPACT EARNINGS

Columbus, Ohio (September 28, 2000) -- A combination of Midwest storms and a small number of severe commercial losses will negatively impact loss ratios for the third quarter, State Auto Financial Corporation (NASDAQ: STFC) reported today. These claims are expected to reduce earnings per share for the quarter by approximately 10 to 13 cents. The consensus estimate, as published by Nelson Information/Thomson Financial, was 28 cents per share.

Chairman Robert L. Bailey stated, "We are disappointed that our streak of eight straight quarters of underwriting profit will be interrupted, but we are confident that our core underwriting and pricing strategies are sound and being well executed."

State Auto Financial Corporation is a regional property and casualty insurance holding company engaged primarily in writing personal and commercial automobile, homeowners, commercial multi-peril, worker's compensation and fire insurance. The Company currently markets its products through more than 13,100 agents associated with approximately 2,200 agencies in 26 states. Products are marketed primarily in the Midwest and Eastern United States, excluding New York, New Jersey and the New England states.

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgation's, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.